                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 2000.

                      TREATS INTERNATIONAL ENTERPRISES INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

           0-21418                                   13-3495199
           -------                                   ----------
    (Commission File Number)               (IRS Employer Identification No.)

               418 PRESTON STREET, OTTAWA, ONTARIO, CANADA K1S 4N2
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (613) 563-4073

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5                             OTHER EVENTS

Treats International Enterprises, Inc. ("TRIE") announced that on March 16, 2000, 3722121 Canada Inc.'s, ("3722121") served notice to TRIE that it would exercise its option to convert the series A preference shares it held in TRIE . As a result 3722121 on March 17, 2000 converted its series A preference s shares into 27,255,251 common shares of TRIE.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREATS INTERNATIONAL ENTERPRISES INC.




By:    / s / John A. Deknatel                        Dated: JULY 16, 2000
       ----------------------                               -------------
         Chief Operating Officer